                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report:  February 3, 1994



                                   Enron Corp.
             (Exact name of registrant as specified in its charter)


                                     Delaware
                 (State or other jurisdiction of incorporation)


                 1-3423                            47-0255140
       (Commission File Number)        (IRS Employer Identification No.)


                   1400 Smith Street
                     Houston, Texas                            77002
        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code:  713-853-6161


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Item 5.  Other Events.

                 On January 27, 1994, Enron Corp. issued a press release which included the following unaudited financial information for the quarter and year ended December 31, 1993:

                                  ENRON CORP.
                                FINANCIAL REPORT
                (Unaudited:  in millions except per share data)


QUARTER ENDED DECEMBER 31                  1993                 1992  (1)
                                        ----------          ----------
Operating Revenues                      $  2,582.4          $  2,656.6
                                        ==========          ==========
Net Income                              $    104.1 (2)      $     99.0 (3)
Preferred Dividends                            4.0                 4.8
                                        ----------          ----------
Income to Common                        $    100.1          $     94.2
                                        ==========          ==========
 Earnings per Share
   Primary                              $     0.42          $     0.40
                                        ==========          ==========
   Fully Diluted                        $     0.39          $     0.38
                                        ==========          ==========
Average Number of Shares Used
  in Primary Computation                     241.0               234.0
                                        ==========          ==========
Average Number of Shares Used
  in Fully Diluted Computation               265.9               264.4
                                        ==========          ==========

YEAR ENDED DECEMBER 31                     1993                1992
                                        ----------          ----------

Operating Revenues                      $ 10,096.5          $  9,406.7
                                        ==========          ==========
Net Income                              $    332.5 (2)      $    306.2 (3)
Preferred Dividends                           16.9                22.1
                                        ----------          ----------
Income to Common                        $    315.6          $    284.1
                                        ==========          ==========
Primary Earnings per Share
   Income Before Extraordinary Item     $     1.32          $     1.40
   Extraordinary Item                           --               (0.11)
                                        ----------          ----------
      Total                             $     1.32          $     1.29
                                        ==========          ==========

Fully Diluted Earnings Per Share
   Income Before Extraordinary Item     $     1.25          $     1.30
   Extraordinary Item                           --               (0.09)
                                        ----------          ----------
     Total                              $     1.25          $     1.21
                                        ==========          ==========
Average Number of Shares Used in
   Primary Computation                       239.0               220.0
                                        ==========          ==========
Average Number of Shares Used in
   Fully Diluted Computation                 265.3               254.2
                                        ==========          ==========

(1) Restated to reflect the operations of EOTT Energy Corp. as continuing operations.
(2) The fourth quarter includes a $41.3 million after-tax gain from the sale of limited partnership units in Northern Border Partners, L.P. substantially offset by the establishment of reserves for litigation and other contingencies. The fourth quarter also includes a $0.9 million after-tax gain from the sale of oil and gas properties and $9.6 million from EOG's deferred tax reduction. The third quarter of 1993 includes a $54.0 million charge to adjust for the increase in the corporate statutory federal income tax rate from 34% to 35% and a $6.0 million after-tax gain from the sale of oil and gas properties.
(3) Includes after-tax gains in the fourth quarter of $10.9 million from an asset sale and $5.5 million from Mobil stock sales; the third quarter in-cludes after-tax gains of $60.0 million from the EOG stock sale offset by a $21.5 million extraordinary loss from the early retirement of debt and an after-tax write-off of $37.5 million primarily for pending litigation; the second quarter includes after-tax gains of $18.4 million from the sale of Mobil stock and $3.3 million from EOG property sales; the first quarter includes after-tax gains of $10.4 million from the sale of Mobil stock.

                                  ENRON CORP.
                          SUMMARY OPERATING REVENUES
                           (Unaudited: in millions)

QUARTER ENDED DECEMBER 31                         1993            1992
                                                ---------       ---------
Interstate Gas Pipeline Group
     Interstate Gas Pipelines                   $   366.0       $   328.0
     EOTT                                           339.9           665.6
Gas Services                                      1,597.3         1,005.2
Power                                                68.7            21.0
Exploration and Production                          181.4           172.2
Liquid Fuels                                        361.8           611.8
Intercompany                                       (332.7)         (147.2)
                                                ---------       ---------
         Total                                  $ 2,582.4       $ 2,656.6
                                                =========       =========


YEAR ENDED DECEMBER 31                            1993            1992
                                                ---------       ---------
Interstate Gas Pipeline Group
     Interstate Gas Pipelines                   $ 1,299.4       $ 1,247.7
     EOTT                                         2,261.7         3,171.7
Gas Services                                      5,664.2         2,826.2
Power                                               138.1            70.4
Exploration and Production                          686.9           554.1
Liquid Fuels                                      1,251.7         2,025.0
Intercompany                                     (1,205.5)         (488.4)
                                                ---------       ---------
         Total                                  $10,096.5       $ 9,406.7
                                                =========       =========


                               EARNING SUMMARY
                           (Unaudited: in millions)

QUARTER ENDED DECEMBER 31                          1993            1992
                                                 --------        --------
Interstate Gas Pipeline Group                    $  114.7        $   87.1
Gas Services                                         52.0            38.5
Power                                                46.1            29.5
Exploration and Production                           19.1            38.8
Liquid Fuels                                          6.4            18.9
Corporate and Other                                 (29.4)           11.9
                                                 --------        --------
Income Before Interest, Minority,
    Interest and Taxes                              208.9           224.7
Interest Expense                                     77.6            78.7
Dividends on preferred stock of
  subsidiary company                                  2.1              --
Minority Interest in E&P Operations                   7.7             8.0
Income Tax Expense                                   17.4            39.0
                                                 --------        --------
Net Income                                       $  104.1        $   99.0
                                                 ========        ========


YEAR ENDED DECEMBER 31                             1993            1992
                                                 --------        --------
Interstate Gas Pipeline Group                    $  409.9        $  322.5
Gas Services                                        167.4           122.3
Power                                               103.1            88.7
Exploration and Production                          122.2           102.1
Liquid Fuels                                         30.0            80.3
Corporate and Other                                 (34.9)           51.3
                                                 --------       ---------
Income Before Interest, Minority,
    Interest and Taxes                              797.7           767.2
Interest Expense                                    300.2           330.3
Dividends on preferred stock of
  subsidiary company                                  2.1              --
Minority Interest in E&P Operations                  27.6            17.6
Income Tax Expense                                   89.3            90.5
Income Tax Rate Adjustment                           46.0 (1)          --
                                                 --------        --------
Income before extraordinary item                    332.5           328.8
Extraordinary Item                                     --           (22.6)
                                                 --------        --------
Net Income                                       $  332.5        $  306.2
                                                 ========        ========


(1) Excludes charges of approximately $8 million related to the tax rate adjustment primarily applicable to entities accounted for utilizing the equity method and included in non-tax accounts.

Item 7.  Exhibits.

                 10 Letter Report of DeGolyer and MacNaughton dated January 27, 1994

                 24       Consent of DeGolyer and MacNaughton





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ENRON CORP.



                                        By:      KURT S. HUNEKE
                                                 _______________________________
                                                 Kurt S. Huneke
                                                 Vice President, Finance and
                                                   Treasurer


Dated:  February 3, 1994